                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): SEPTEMBER 28, 2005

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                             ELECTRO RENT CORPORATION
             (Exact name of registrant as specified in its charter)

         CALIFORNIA                     0-9061                    95-2412961
       (State or other           (Commission File Number)       (IRS Employer
jurisdiction of incorporation)                               Identification No.)

                          6060 SEPULVEDA BOULEVARD
                       VAN NUYS, CALIFORNIA 91411-2501
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code:  (818) 787-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02(a)  Results of Operations and Financial Condition

The following information is furnished pursuant to Item 2.02, "Results of
Operations and Financial Condition."

On September 27, 2005, Electro Rent Corporation issued a press release announcing its financial results for the fiscal quarter ended August 31, 2005.
A copy of the press release is furnished as Exhibit 99.1 to this report.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ELECTRO RENT CORPORATION

Date: September 28, 2005                    By: /s/ CRAIG R. JONES
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                                            Craig R. Jones
                                            Vice President and
                                            Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.        Description
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   99.1            Press release, dated September 27, 2005,
                   issued by Electro Rent Corporation